UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2010

WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Webster Plaza, Waterbury, Connecticut	06702
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 578-2202

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 8.01 below with respect to the Letter Agreement and Warburg Shares (as defined herein) is incorporated herein by reference.

Item 8.01.	Other Events.

(a) On December 21, 2010, Webster Financial Corporation, a Delaware corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc. relating to the offering (the “Offering”) of 6,630,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). A copy of the Underwriting Agreement is included as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additionally, the opinion and consent of Hogan Lovells US LLP as to the validity of the Common Stock of the Company offered pursuant to the Prospectus Supplement dated December 21, 2010 is incorporated by reference into the Registration Statement on Form S-3 (File No. 333-155929) as an exhibit thereto.

(b) In conjunction with the Offering, on December 21, 2010, the Company entered into a Letter Agreement (the “Letter Agreement”) with Warburg Pincus Private Equity X, L.P. (“Warburg Pincus”) and one of its affiliates, relating to the purchase of 2,069,848 shares of Company Common Stock (the “Warburg Shares”) pursuant to existing contractual rights. As a result of the Offering, Warburg Pincus had the right to purchase, at the same price per share, net of underwriting discounts and commissions, as offered to the public, such number of shares of Common Stock as required to enable it to maintain its proportionate interest in the Company on an as-coverted basis immediately prior to the issuance of the shares offered in the Offering. The purchase price of the common shares was $17.605 per share, which was the price to the public in the Offering net of underwriting discounts and commissions. The Company received approximately $36.4 million, before expenses, from the sale of these shares.

The Warburg Shares were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), under circumstances that comply with the requirements of Section 4(2) of the Act. The Warburg Shares were not registered under the Act and may not be offered or sold in the United States absent registration under the Act or an applicable exemption from the registration requirements of the Act.

A copy of the Letter Agreement is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated December 21, 2010, between the Company and Barclays Capital Inc.

5.1	Opinion of Hogan Lovells US LLP regarding the legality of the securities offered.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

99.1	Letter Agreement dated December 21, 2010, between the Company and Warburg Pincus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION

By:	/s/ Gerald P. Plush
Gerald P. Plush Senior Executive Vice President and Chief Financial Officer

Date: December 22, 2010

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated December 21, 2010, between the Company and Barclays Capital Inc.

5.1	Opinion of Hogan Lovells US LLP regarding the legality of the securities offered.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

99.1	Letter Agreement dated December 21, 2010, between the Company and Warburg Pincus.